                                                                    EXHIBIT 4.18

                                FOURTH AMENDMENT

     FOURTH AMENDMENT (this "Amendment"), dated as of April 6, 1998, among American Pad & Paper Company ("Holdings"), WR Acquisition, Inc. ("WR Acquisition"), American Pad & Paper Company of Delaware, Inc. (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), Bank of Tokyo-Mitsubishi Trust Company, Bank One Texas, N.A., The Bank of Nova Scotia and The First National Bank of Boston, as Co-Agents (the "Co-Agents"), and Bankers Trust Company, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                                  WITNESSETH:

     WHEREAS, Holdings, WR Acquisition, the Borrower, the Banks, the Co-Agents and the Agent are party to a Credit Agreement, dated as of July 8, 1996 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Banks provide the amendment provided for herein and the Banks have agreed to provide such amendment on the terms and conditions set forth herein;

     NOW, THEREFORE, it is agreed:

          1. Section 8.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

             8.10 Minimum Consolidated EBITDA. The Borrower will not permit Consolidated EBITDA (i) for the fiscal quarter ending March 31, 1998, to be less than $11,300,000, (ii) for the two fiscal quarters ending June 30, 1998 (taken as one accounting period), to be less than $28,000,000,
        (iii) for the three fiscal quarters ending September 30, 1998 (taken as one accounting period), to be less than $48,000,000, (iv) for the fiscal year ending December 31, 1998, to be less than $72,000,000 and (v) for any Test Period ending on or after March 31, 1999, to be less than $75,000,000.

          2. In order to induce the Banks to enter into this Amendment, each of Holdings, WR Acquisition and the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date (as defined below) after giving effect to this Amendment and
     (ii) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

          3. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Required Banks, Holdings, WR Acquisition and the Borrower shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office;

          4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

     THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                    *  *  *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                                            AMERICAN PAD & PAPER COMPANY

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            WR ACQUISITION, INC.

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            AMERICAN PAD & PAPER COMPANY OF
                                            DELAWARE, INC.

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            BANKERS TRUST COMPANY, individually
                                            and as Agent

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            ABN AMRO BANK

                                            By:             /s/

                                                --------------------------------
                                              Name:
                                              Title:

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            BANK LEUMI TRUST CO. OF NEW YORK

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            THE BANK OF NEW YORK

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            THE BANK OF NOVA SCOTIA

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            BANK OF SCOTLAND

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            BANK OF TOKYO-MITSUBISHI TRUST
                                            COMPANY

                                            By:           /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            BANK ONE TEXAS

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            BANQUE PARIBAS

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            CHRISTIANIA BANK OG KREDITKASSE,
                                            NEW YORK BRANCH

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            CIBC INC.

                                            By:             /s/

                                                --------------------------------
                                              Name:
                                              Title:

                                            BANKBOSTON, N.A.

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            GUARANTY FEDERAL BANK, F.S.B.

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            THE LONG-TERM CREDIT BANK OF
                                            JAPAN, LIMITED, NEW YORK BRANCH

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            SANWA BUSINESS CREDIT
                                            CORPORATION

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            SOCIETE GENERALE

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

                                            LEHMAN COMMERCIAL PAPER, INC.

                                            By:            /s/

                                              ----------------------------------
                                              Name:
                                              Title:

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